SECURITY AGREEMENT


            This SECURITY AGREEMENT (this "Agreement") dated as of April 18, 2000 is made among RightStart.com Inc. (the "Obligor") and the Lenders referred to below.

            The Bridge Note and Warrant Purchase Agreement dated as of even date herewith (the "Bridge Note Purchase Agreement") between the Obligor and the lenders identified in the Bridge Note Purchase Agreement (the "Lenders") provides, subject to its terms and conditions, for certain loans to the Obligor. It is a condition to the obligations of the Lenders under the Bridge Note Purchase Agreement that the Obligor executes and delivers, and grants the Liens provided for in, this Agreement.

            To induce the Lenders to enter into, and to extend credit under, the Bridge Note Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligor agrees to pledge and grant a security interest in the Collateral as security for the Secured Obligations. Accordingly, the Obligor agrees with the Lenders as follows: Article 1

                                   DEFINITIONS

            1.01 Certain Defined Terms. Unless otherwise defined, all capitalized terms used in this Agreement that are defined in the Bridge Note Purchase Agreement or the Bridge Notes (including terms incorporated by reference) shall have the respective meanings assigned to them in the Bridge Note Purchase Agreement or the Bridge Notes. In addition, the following terms shall have the following meanings under this Agreement:

            "Accounts" shall have the meaning assigned to that term in
Section 2.01(a).

            "Basic Documents" shall mean the Bridge Note Purchase Agreement, the Bridge Notes and this Agreement, collectively.

            "Casualty Event" shall mean, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person receives insurance proceeds, or proceeds of a condemnation award or other compensation.

            "Collateral" shall have the meaning assigned to that term in
Section 2.01.

            "Copyright Collateral" shall mean all Copyrights, whether now owned or in the future acquired by the Obligor.

            "Copyrights" shall mean, collectively, (a) all copyrights, copyright registrations and applications for copyright registrations, (b) all renewals and
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extensions of all  copyrights,  copyright  registrations  and  applications  for copyright registration and (c) all rights, now existing or in the future coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present or future infringements) now or in the future due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world.

            "Documents" shall have the meaning assigned to that term in
Section 2.01(e).

            "Equipment" shall have the meaning assigned to that term in
Section 2.01(d).

            "Governmental Approvals" shall mean any authorization, application, consent, approval, order, consent decree, license, franchise, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority.

            "Governmental Authority" shall mean any government, governmental or quasi-governmental department, ministry, commission, board, bureau, agency, regulatory authority, instrumentality of any government (central or local), judicial, legislative or administrative body, domestic or foreign, federal, state or local, having jurisdiction over the Person or matter in question.

            "Instruments" shall have the meaning assigned to that term in
Section 2.01(b).

            "Intellectual Property" shall mean all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to the Obligor with respect to any of the foregoing, in each case whether now or in the future owned or used, including the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or in the future manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of that information, knowledge, records or data; (f) all Governmental Approvals now held or in the future obtained by the Obligor in respect of any of the foregoing; and (g) all causes of action, claims and warranties now owned or in the future acquired by the Obligor in respect of any of the foregoing. Intellectual Property shall include all of the foregoing owned or acquired by the Obligor on a worldwide basis.

            "Inventory" shall have the meaning assigned to that term in
Section 2.01(c).

            "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or any agreement to give, or notice of, any of the foregoing.

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             "Obligations"  means all obligation of every nature of Obligor from time to time owed to Lenders under the Basic Documents or for fees or expenses, reimbursements and indemnifications and other amounts due or to become due thereunder. Time is of the essence in the performance of all Obligations, except as otherwise expressly provided in the Basic Documents.

            "Patent Collateral" shall mean all Patents, whether now owned or in the future acquired by the Obligor.

            "Patents" shall mean, collectively, (a) all patents and patent applications, (b) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of all patents or patent applications and (c) all rights, now existing or in the future coming into existence, (i) to all income, royalties, damages, and other payments (including in respect of all past, present and future infringements) now or in the future due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, including all inventions and improvements described or discussed in all such patents and patent applications.

            "Secured Obligations" shall mean (a) any and all Obligations and (b) any and all obligations of the Obligor for the performance of its agreements, covenants and undertakings under or in respect of the Basic Documents.

             "Trademark Collateral" shall mean all Trademarks, whether now owned or in the future acquired by the Obligor. Notwithstanding the foregoing, the Trademark Collateral shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

            "Trademarks" shall mean, collectively, (a) all trade names, trademarks and service marks, logos, trademark and service mark registrations and applications for trademark and service mark registrations, (b) all renewals and extensions of any of the foregoing and (c) all rights, now existing or in the future coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present and future infringements) now or in the future due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, together, in each case, with the product lines and goodwill of the business connected with the use of, or otherwise symbolized by, each such trade name, trademark and service mark.

            "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of California from time to time or, by reason of mandatory application, any other applicable jurisdiction.

            1.02 Interpretation. In this Agreement, unless otherwise indicated, the singular shall include the plural and plural the singular; words importing any gender shall include the other gender; references to statutes or regulations

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

shall be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" shall include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including" "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to those instruments (without, however, limiting any prohibition on any such amendments, extensions or modifications by the terms of the Basic Documents); and references to Persons shall include their respective successors and permitted assigns and, in the case of Governmental Authorities, Persons succeeding to their respective functions and capacities.
Article 2

                                   COLLATERAL

            2.01 Grant.  As collateral  security for the prompt  payment in full when due (whether at stated maturity, upon acceleration, on any optional or mandatory prepayment date or otherwise) and performance of the Secured Obligations, the Obligor hereby pledges and grants to the Lenders, a security interest in all of the Obligor's right, title and interest in and to the following property, whether now owned or in the future acquired by the Obligor and whether now existing or in the future coming into existence (collectively, the "Collateral"):

          (a) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Obligor constituting a right to the payment of money, whether or not earned by performance, including all moneys due and to become due to the Obligor in repayment of any loans or advances, in payment for goods (including Inventory and Equipment) sold or leased or for services rendered, in payment of tax refunds and in payment of any guarantee of any of the foregoing (collectively, the "Accounts");

          (b) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Obligor evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts (collectively, the "Instruments");

          (c) all inventory (as defined in the Uniform Commercial Code) and all other goods of the Obligor that are held by the Obligor for sale, lease or furnishing under a contract of service (including to its Affiliates), that are so leased or furnished or that constitute raw materials, work in process or material used or consumed in its business, including all spare parts and related supplies, all goods obtained by the Obligor in exchange for any such goods, all products made or processed from any such goods and all substances, if any, commingled with or added to any such goods (collectively, the "Inventory");

          (d) all equipment (as defined in the Uniform Commercial Code) and all other goods of the Obligor that are used or acquired for use primarily in its business, including all spare parts and related supplies, all goods

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

     obtained by the Obligor in exchange for any such goods, all substances, if any, commingled with or added to those goods and all upgrades and other improvements to those goods, in each case to the extent not constituting Inventory (collectively, the "Equipment");

          (e) all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Obligor covering, evidencing or representing Inventory or Equipment (collectively, the "Documents");

          (f) all contracts and other agreements of the Obligor relating to the sale or other disposition of all or any part of the Inventory, Equipment or Documents and all rights, warranties, claims and benefits of the Obligor against any Person arising out of, relating to or in connection with all or any part of the Inventory, Equipment or Documents of the Obligor, including any such rights, warranties, claims or benefits against any Person storing or transporting any such Inventory or Equipment or issuing any such Documents;

          (g) all other accounts or general intangibles of the Obligor not constituting Accounts, including, to the extent related to all or any part of the other Collateral, all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of the Obligor or any computer bureau or service company from time to time acting for the Obligor;

          (h) all other tangible and intangible property of the Obligor, including all Intellectual Property; and

          (i) all proceeds and products in whatever form of all or any part of the other Collateral, including all proceeds of insurance and all condemnation awards and all other compensation for any Casualty Event with respect to all or any part of the other Collateral (together with all rights to recover and proceed with respect to the same), and all accessories to, substitutions for and replacements of all or any part of the other Collateral

            2.02 Perfection. Concurrently with the execution and delivery of this Agreement, the Obligor will (i) file such financing statements and other documents in such offices as are necessary or as the Lenders may reasonably request to perfect and establish the priority of the Liens granted by this Agreement, (ii) deliver and pledge to the Lenders any and all Instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Lenders may request, and (iii) take all such other actions as are necessary or as the Lenders may request to perfect and establish the priority of the Liens granted by this Agreement.

            2.03 Preservation and Protection of Security Interests. The Obligor will give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all Governmental Approvals and take any and all steps that may be necessary or as the Lenders reasonably may request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable the Lenders to exercise and enforce their rights, remedies, powers and privileges under this Agreement with respect to those Liens.

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

            2.04 Use of Intellectual Property. So long as no Event of Default has occurred and is continuing, the Obligor shall be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Obligor. In furtherance of the foregoing, so long as no Event of Default has occurred and is continuing, the Lenders will from time to time, upon the request of the Obligor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Obligor certifies are appropriate (in its judgment) to allow them to take any action permitted above. The exercise of rights, remedies, powers and privileges under Section 5.01 by the Lenders shall not terminate the rights of the holders of any licenses or sublicenses previously granted by the Obligor in accordance with the first sentence of this Section 2.04.

            2.05 Instruments. So long as no Event of Default has occurred and is continuing, the Obligor may retain for collection in the ordinary course of business any Instruments obtained by it in the ordinary course of business, and the Lenders will, promptly upon the request, and at the expense of, the Obligor, make appropriate arrangements for making any Instruments pledged by the Obligor available to the Obligor for purposes of presentation, collection or renewal. Any such arrangement shall be effected, to the extent deemed appropriate by the Lenders, against a trust receipt or like document.

            2.06 Use of Collateral. So long as no Event of Default has occurred and is continuing, the Obligor shall, in addition to its rights under Sections
2.05 and 2.06, in respect of the Collateral contemplated in those sections, be entitled to use and possess the other Collateral and to exercise its rights, title and interest in all contracts, agreements, licenses and Governmental Approvals, subject to the rights, remedies, powers and privileges of the Lenders under Article V and to that use, possession or exercise not otherwise constituting an Event of Default.

            2.07  Rights and Obligations.

            (a) The Obligor shall remain liable to perform its duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Agreement had not been executed and delivered. The exercise by the Lender of any right, remedy, power or privilege in respect of this Agreement shall not release the Obligor from any of its duties and obligations under those contracts and agreements. No Lender shall have any duty, obligation or liability under those contracts and agreements or in respect to any Governmental Approval included in the Collateral by reason of this Agreement or any other Basic Document, nor shall any Lender be obligated to perform any of the duties or obligations of the Obligor under any such contract or agreement or any such Governmental Approval or to take any action to collect or enforce any claim (for payment) under any such contract or agreement or Governmental Approval.

            (b) No Lien granted by this Agreement in the Obligor's right, title and interest in any contract, agreement or Governmental Approval shall be deemed to be a consent by any Lender to any such contract, agreement or Governmental Approval.

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

            (c) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize the Obligor to sell or otherwise dispose of any Collateral.

            (d) No Lender shall be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

            2.08 Termination. When all Secured Obligations have been paid in full, this Agreement shall automatically terminate, and the Lenders will forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of the Obligor. The Lenders will also execute and deliver to the Obligor upon that termination such Uniform Commercial Code termination statements and such other documentation as is reasonably requested by the Obligor to effect the termination and release of the Liens granted by this Agreement on the Collateral.

                                   ARTICLE 3

                                 REPRESENTATIONS

            As of the date hereof and as of the date of each extension of credit by the Lenders, the Obligor represents and warrants to each Lender as follows:

            3.01 Title. The Obligor is the sole beneficial owner of the Collateral in which it purports to grant a Lien pursuant to this Agreement, and the Collateral is free and clear of all Liens, except for the Liens granted by this Agreement and any Lien permitted to be prior to such granted Liens in the following sentence. The Liens granted by this Agreement in favor of the Lenders have attached and constitute a perfected security interest in all of that collateral (other than Intellectual Property registered or otherwise located outside of the United States of America) prior to all other Liens (other than Liens imposed by for taxes, assessments or charges not yet due or which are being contested in good faith; carriers', mechanics', warehouseman's, artisans', service suppliers', depositaries' or other like Liens; pledges or deposits in respect of workers' compensation, unemployment insurance and other social security legislation; Liens to secure performance contracts, leases, statutory obligations, surety and appeal bonds and other like obligations; easements, rights or way, restrictions and other similar encumbrances; Liens to secure purchase money indebtedness; and any extension renewal or replacement of any such Liens.)

                                   ARTICLE 4
                                   COVENANTS

            4.01  Books and Records.  The Obligor will:

            (a) keep full and accurate books and records relating to the Collateral and stamp or otherwise mark those books and records in such manner as the Lenders reasonably may require in order to reflect the Liens granted by this Agreement;

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

            (b) prior to filing, either directly or through an administrative agent, licensee or other designee, any application for any Copyright, Patent or Trademark, furnish to the Lenders prompt notice of that proposed filing; and

            (c) permit representatives of the Lenders, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, permit representatives of the Lenders to be present at the Obligor's place of business to receive copies of all communications and remittances relating to the Collateral and forward copies of any notices or communications received by the Obligor with respect to the Collateral, all in such manner as the Lenders may request.

            4.02 Removals, Etc. Without at least 30 days' prior written notice to the Lenders, the Obligor will not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address initially indicated for notices to it under
Section 6.02 or at the warehouse in Pennsylvania at which it currently keeps Inventory and Equipment or in transit from one of those locations to another or
(ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages to this Agreement.

            4.03 Sales and Other Liens. Except with the authorization of the Lenders as specified in Section 6.01, the Obligor will not dispose of any Collateral, create, incur, assume or suffer to exist any Lien upon any Collateral or file or suffer to be on file or authorize to be filed, in any jurisdiction, any financing statement or like instrument with respect to all or any part of the Collateral in which the Lenders are not named as the sole secured parties.

            4.04 Further Assurances. The Obligor will, from time to time upon the written request of the Lenders, execute and deliver such further documents and do such other acts and things as the Lenders may reasonably request in order fully to effect the purposes of this Agreement.
Article 5

                                    REMEDIES

            5.01 Events of Default, Etc. If any Event of Default has occurred and is continuing:

             (a) The Lenders in their discretion may require the Obligor to, and the Obligor will, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Lenders and the Obligor, designated in the Lenders request;

             (b) the Lenders in their discretion may make any reasonable compromise or settlement it deems desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, all or any part of the Collateral;

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             (c) the Lenders in their discretion may, in its name or in the name of the Obligor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

             (d) the Lenders in their discretion may, upon 5 business days' prior written notice to the Obligor of the time and place, sell, lease or otherwise dispose of all or any part of the Collateral that is then be or subsequently comes into the possession, custody or control of any other Lender or any of their respective agents, at such place or places as the Lenders deem best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived), and any Lender or any other Person may be the purchaser, lessee or recipient of all or any part of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption
(statutory or otherwise), of the Obligor, and the Obligor hereby waives and releases any such demand, notice and right or equity. In the event of any sale, license or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to that disposition shall be included, and the Obligor will supply to the Lenders or their designee, for inclusion in that sale, assignment or other disposition, all Intellectual Property relating to that Trademark Collateral. The Lenders may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and that sale may be made at any time or place to which the sale may be so adjourned; and

             (e) the Lenders shall have, and in their discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where those rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Lenders were the sole and absolute owners of the Collateral (and the Obligor will take all such action as may be appropriate to give effect to that right).

            The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 5.01 shall be applied in accordance with Section 5.04.

            5.02 Deficiency. If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under Section 5.01 are insufficient to cover the costs and expenses of that exercise and the payment in full of the other Secured Obligations, the Obligor shall remain liable for any deficiency.

            5.03 Private Sale. No Lender shall incur any liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 5.01 conducted in a commercially reasonable manner. The Obligor hereby waives any claims against any Lender that may arise by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Lenders accept the first offer received and do not offer the Collateral to more than one offeree.

            5.04 Application of Proceeds. Except as otherwise expressly provided in this Agreement, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under Section
5.01 and any other cash at the time held by the Lenders under Section 5.01 shall be applied by the Lenders:

            First, to the payment of the costs and expenses of that exercise of remedies, including reasonable out-of-pocket costs and expenses of the Lenders, the fees and expenses of its agents and counsel and all other expenses incurred and advances made by the Lenders in that connection;

            Next, to the payment in full of the remaining Secured Obligations equally and ratably in accordance with their respective amounts then due and owing or as the Lenders holding the same may otherwise agree; and

            Finally, subject to the rights of the other holder of any Lien in the relevant Collateral, to the payment to the Obligor or as a court of competent jurisdiction may direct of any surplus then remaining.

            As used in this Section 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Obligor or any issuer of, or account debtor or other obligor on, any of the Collateral.

                                   ARTICLE 6

                                  MISCELLANEOUS

            6.01 Administration. Action permitted to be taken by Lenders under this Agreement shall be permitted to be taken only upon approval of Lenders holding not less than a majority of the aggregate outstanding principal amount of the Bridge Notes.

            6.02 Notices. All notices, requests and other communications provided for in this Agreement shall be given or made in writing and delivered by hand or courier service, mailed by certified or registered mail or sent by telecopy to the intended recipient as specified below or, as to any party, at such other address as is designated by that party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given or made upon receipt.

            To the Obligor:         RightStart.com Inc.
                                    5388 Sterling Center Drive, Unit C
                                    Westlake Village, CA 91361
                                    Telephone:  818.707.7100
                                    Telecopy:    818.707.7132
                                    Attention:  President and General Counsel

            To the Lenders:         At  the address set  forth in  the  Purchase
Agreement.

            6.03 Expenses, Etc. The Obligor will pay all out-of-pocket expenses (including reasonable counsels' fees and expenses) of each Lender in connection with any enforcement or collection proceeding (including any bankruptcy, reorganization, restructuring, "work out" or other similar proceeding) as to any of the obligations of the Obligor under this Agreement, the negotiation of any restructuring or "work out"(whether or not consummated) or the enforcement of this Section 6.03. All amounts due under this Agreement not paid when due shall bear interest until paid at a rate per annum equal to the post-default rate under the Bridge Notes.

            6.04  Waiver.  No failure or delay by any Lender in  exercising  any remedy, right, power or privilege under this Agreement or any other Basic Document shall operate as a waiver of that remedy, right, power or privilege, nor shall any single or partial exercise of that remedy, right, power or privilege preclude any other or further exercise of that remedy, right, power or privilege or the exercise of any other remedy, right, power or privilege. The
remedies,   rights,  powers  and  privileges  provided  by  this  Agreement  are cumulative and not exclusive of any remedies, rights, powers or privileges provided by the other Basic Documents or by law.

            6.05 Amendments, Etc. No provision of this Agreement may be waived, modified or supplemented except by an instrument in writing signed by the Obligor and the Lenders (as specified in Section 6.01). Any modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the written instrument effecting the same and shall be binding upon each Lender and the Obligor, and any such waiver shall be effective only in the specific instance and for the purpose for which given.

            6.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of its parties and their respective successors and assigns. The Obligor may not assign or transfer its rights or obligations under this Agreement without the prior written consent of the Lenders (as specified in Section 6.01).

            6.07 Survival. Each representation and warranty made, or deemed to be made by a notice of any extension of credit, in or pursuant to this Agreement shall survive the making or deemed making of that representation and warranty, and no Lender shall be deemed to have waived, by reason of making any extension of credit, any Event of Default that may arise by reason of that representation or warranty proving to have been false or misleading, notwithstanding that such or any other Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time that extension of credit was made.

            6.08 Agreements Superseded. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

            6.09 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

            6.10 Captions. The table of contents, captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            6.11 Counterparts. This Agreement may be executed in any number of counterparts, all of that taken together shall constitute one and the same instrument, and any of the parties to the Agreement may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by hand or by telecopy shall be effective as the delivery of a fully executed counterpart of this Agreement.

            6.12 Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA. THE OBLIGOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN LOS ANGELES, CALIFORNIA FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THEOBLIGOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            6.13 Waiver of Jury Trial. THE OBLIGOR AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                    RIGHTSTART.COM INC.


                                    By:  /s/ Jerry R. Welch
                                         Jerry Welch
                                         President and Chief Executive Officer


                                         /s/ Fred Kayne
                                             Fred Kayne


                                         /s/ Richard Kayne
                                             Richard Kayne



                                    PALOMAR VENTURES I, L.P.

                                    By:      /s/ Jim Gauer
                                    Name:    Jim Gauer
                                    Title:   General Partner
















                        Security Agreement Signature Page

                                    Exhibit D
                               Insurance Coverage

The Company is in the process of obtaining denial of services insurance, web crime insurance, intellectual property insurance and other web specific insurance.

Through The Right Start, Inc., the Company has Property Insurance, Crime Insurance, Excess Crime Insurance, Liability Insurance, Employee Benefits Liability Insurance, Automobile Insurance, Commercial Umbrella Insurance, Workers' Compensation/Employer's Liability Insurance, Directors & Officers' Insurance and Employment Practices Liability Insurance. See the attached description.